Exhibit 99.2
Annual Shareholders' Meeting May 6, 2009 Looking Ahead... ....to a Brighter Tomorrow

Any oral statements made by representatives of the Company or any written statements contained in any written documents provided at this presentation concerning financial and other projections constitute forward looking statements within the meaning of the Securities Exchange Act of 1934 and are subject to the Safe Harbor created under that Act. Although the Company believes that the expectations reflected in such forward looking statements are reasonable, it can give no assurance that such expectations will prove to be accurate. Important factors that could cause actual results to differ materially from the Company's expectations include those factors identified in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission, copies of which are available upon request. Such publicly available information sets forth certain risks and uncertainties related to the Company's business, including but not limited to adverse changes in economic conditions, loan portfolio quality or interest rates, effects of competition, technological change or government regulation, loss of key management or inability to manage or attain growth objectives. These risks and uncertainties should be considered in evaluating "Forward Looking Statements." Forward Looking Statements

Percy L. Berger, Sr. Chairman of the Board (2008-Present) Midwest Banc Holdings, Inc.

Agenda Election of meeting Chairman and Secretary Introductions Secretary's Report Review and Voting on Business Matters Management Presentation

Introduction of the Board Angelo A. DiPaolo Barry I. Forrester J. J. Fritz Robert J. Genetski Gerald F. Hartley Dennis M. O'Hara Joseph Rizza Thomas Rosenquist E.V. Silveri Monsignor Kenneth Velo

Homer J Livingston, Jr. Former Chairman of the Board (2007-2008) Former Director (2005-2008) Midwest Banc Holdings, Inc.

James J. Giancola Former President & Chief Executive Officer (2005-2009) Midwest Banc Holdings, Inc.

Welcome Former Directors of the Bank and Holding Company

Our Proxy Committee: Bruno Costa Robert Figarelli Kelly O'Keeffe

As we begin the business portion of this meeting, I would like to appoint J.J. "Jay" Fritz, President and Chief Executive Officer of Midwest Banc Holdings, Inc., to serve as Chairman of this meeting and Tim Sullivan to serve as Secretary. Motion Vote

2008 Banking and Economic Overview Worst Economic Downturn Since the Great Depression Collapse of Business Activity Financial Markets Ceased to Function

A Different Type of Recession The Great Depression Downturn in Spending Downturn in Business Activity Downturn in Quality of Bank Assets Downturn in Bank Lending Business Failures Bank Failures

A Different Type of Recession The Recession of 2008-2009 Disruption in Financial Markets Sub-prime Mortgage Debacle Reduced Value of Financial Assets Increased Losses at Financial Institutions Reduced Lending Tight Credit for Business / Consumers Business Failures Reduced Consumer Spending

Economic Outlook for 2009 Continued Decline during the First Quarter Continued Pressure on Bank Capital Encouraging Signs that Financial System is Beginning to Stabilize Recovery Likely Very Late 2009 or in 2010

MBHI Strategy Strengthen Management Team for Long Term Maintain Safe, Sound, and Well-Capitalized Institution Return to Profitability Positioned for Future Growth

Roberto R. Herencia 17-year career at Banco Popular most recently president of Banco Popular North America and executive vice president of Popular, Inc. 10 years at First National Bank of Chicago various positions including: deputy senior credit officer for Latin America and head of the emerging market division Strong community ties: Trustee, Museum of Science and Industry Director, Junior Achievement of Chicago Director, The Economic Club of Chicago Director, The Executive Club of Chicago DePaul University College of Commerce Advisory Council

Preferred Dividends & Trust Preferreds

J. J. "Jay" Fritz President & Chief Executive Officer Midwest Banc Holdings, Inc.

JoAnn Sannasardo Lilek Executive Vice President & Chief Financial Officer Midwest Banc Holdings, Inc.

Brogan M. Ptacin Executive Vice President & Head of Corporate Midwest Bank & Trust Company

Kevin Riordan Audit Partner PricewaterhouseCoopers LLP Tim Sullivan Corporate Counsel Hinshaw & Culbertson

Tim Sullivan Secretary's Report

Jay Fritz Convene Meeting Preliminary Business Items

Looking Ahead... ...to a Brighter Tomorrow

One Final Look in the Rearview Mirror Last Five Years Management's Response CFO Report 2009 a Bridge to Opportunity

Key Developments: 2004 to 2008 9/04 - Giancola appointment / growth model / $99 million GSE's 8/05 - Raised $72 million in common equity 6/06 - $130 million acquisition of Royal American 12/06 - GSE preferred ownership at low point of $41 million 11/07 - $140 million acquisition of Northwest Suburban 12/07 - Raised $36 million Series A Preferred 4/08 - OTTI charge of $17.6 million on GSE's ($67.5 million) 7/08 - Moody's downgrades GSE rating from Aa3 to A1 9/08 - Unsuccessful $110 million capital raise 12/08 - Raised $84 million through Series T Preferred (TARP)

Key Accomplishments... Restored Relationship with Regulators Refocus on Chicago MSA Expand Branch Footprint Strengthened Credit / Service Culture Diversified Loan Portfolio from Real Estate

Were Overshadowed by... Collapse of Financial Markets Recurring Credit Quality Issues (LPC; Legacy Loans; Economy) Investment Portfolio Losses / Write-down of Goodwill Inconsistent Earnings

Historical Capital Analysis $72 MM Capital Raise -> RABC Acquisition -> NWSB Acquisition -> GSE OTTI-> TARP -> 2003Q4 2004 2006 2008 2007 2005 Chicago Peers (Median): AMFI, FMBI, MBFI, OSBC, PVTB, TAYC, WTFC 10.07%

Historical Capital Analysis

Loan Portfolio Transformation (1) Collateral-based classification. (2) Source of repayment classification. 2004 (1) 2008 (2) $1.1 Billion $2.5 Billion

Historical Credit Quality Analysis LPC -> 2003Q4 2004 2006 2008 2007 2005 Chicago Peers (Median): AMFI, FMBI, MBFI, OSBC, PVTB, TAYC, WTFC

Major Items Impacting 2008 Price Performance 1 3/19/08 - FNM & FRE announced initiatives to increase liquidity and raise capital 2 4/03/08 - Significant Transactions (LPC, Bucktown, FHLB advances) 3 4/21/08 - Announced OTTI Charge of $17 million 4 4/29/08 - Announced Q1 loss of ($5.4) million or ($0.22) per share 5 7/15/08 - Moody's downgrades GSE Rating from Aa3 (Excellent) to A1 (Good) 6 9/07/08 - Government announces takeover of FNM & FRE 7 9/16/08 - Announced offering of $110 million (Allowance, GSEs, goodwill impairment) 8 11/03/08 - TARP approval / Announced Q3 loss of ($160) million or ($5.76) per share 1 4 5 6 7 8 2 3 Chicago Peers: AMFI, FMBI, MBFI, OSBC, PVTB, TAYC, WTFC

Management Responses Retained deposit relationships through difficult business cycle Became first Chicago community bank approved for TARP Enhancing loan workout team Responding to industry wide de-leveraging with new pricing disciplines Shift to "Back to Basics" from Growth Strategy Engaged Fox-Pitt Kelton to assist with capital situation

Looking Ahead... to a Brighter Future Key Leadership Changes at MBHI: JoAnn Lilek - Chief Financial Officer (3-08) Brogan Ptacin - EVP Head of Corporate Banking (6-08) Jon Gilfillan - EVP Head of Commercial Real Estate (7-08) Susan Moll - SVP Financial Planning & Analysis (7-08) Dave Taylor - EVP Head of Wealth Management (8-08) Mari Uribarri - SVP Director of Marketing (9-08) Thomas Bell - EVP & Chief Investment Officer (12-08) Roberto R. Herencia Brings Strong Ties to Capital Markets and Community Banking in Chicago

JoAnn Lilek: 2008 & Q1 2009 Financial Review

2008 - Year in Review Year of the Global Financial Crisis MBHI lost $162 million due to three factors: $72 million provision for loan losses $83 million write-down of preferred stock of Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac") $80 million non-cash goodwill impairment charge

$72mm Provision for Loan Loss Components Reserves @ 12/31/07 2008 Provisions 2008 Charge-offs Reserves @ 12/31/08 2008 Recoveries $56 Million

Asset Quality At 12/31/08 MBHI's coverage ratios were inline with peers. Reserves / NPLs Reserves / Loans Chicago Peers: AMFI, FMBI, MBFI, OSBC, PVTB, TAYC, WTFC

Fannie and Freddie On September 7, 2008, the Government announced the takeover of Fannie and Freddie Approximately 27% of banks owned FNM and FRE preferred securities Of those banks, who owned the GSE preferreds as a percent of tangible capital, MBHI was one of the highest at 32%.

First Quarter 2009 Net interest margin 5% improvement Significant loan and core deposit growth Normalized noninterest expense decreased with cost reduction efforts Credit quality will remain an issue until the economy improves Capital ratios have compressed but Midwest Bank remains well- capitalized

Revenue growth > Expense growth No performance bonuses to executive management team 4% reduction in headcount Closing two under-performing branches In-sourcing where it makes sense Reduction in marketing expense Process improvement initiatives Expense Control Initiatives

Goal: Remain Strong for the Future Our goal is to ensure the Company remains strong for a return to a new "normal" banking environment Continued internal stress testing Implementing and evaluating capital conservation opportunities Cost control Top-line Revenue (Millions) Less Provision for Loan Losses Normal Environment $26.6

2009 A "Bridge" to Opportunity

2009: A Bridge to Opportunity Provide Smooth Transition for Roberto Herencia Extract Results from 2008-2009 Additions to Talent Base Enhance Chicago Presence "Little Blue Book" - Focus on Customer Service Technology Initiatives - Profit Enhancement Balance Capital Plan with Corporate Performance Chicago Peers: AMFI, FMBI, MBFI, OSBC, PVTB, TAYC, WTFC

Final Thoughts 50 years in Chicago Chicago 3rd Largest MSA - Great Market Solid Branch Platform A Strong United Team

Tim Sullivan Results of Voting

Thank You! Questions?